UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2011

MACK-CALI REALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 24, 2011, Robert F. Weinberg resigned from the Board of Directors (the “Board of Directors”) of Mack-Cali Realty Corporation (the “Company”) and became a member of its Advisory Board.

(d)           Upon Mr. Weinberg’s resignation, the Board of Directors appointed Martin S. Berger to fill the vacancy of Mr. Weinberg’s unexpired term as a Class III director, which term shall expire on the earlier to occur of the 2012 annual meeting of stockholders or Mr. Berger’s resignation or removal.  Mr. Berger will not serve on any committees of the Board of Directors.

Mr. Weinberg was elected to the Board of Directors at the Company’s annual meeting of stockholders on May 25, 2010.  This board seat has historically been shared between Messrs. Berger and Weinberg, each of whom had agreed that, for so long as either of them serves on the Board of Directors, that such board seat would be rotated among Mr. Berger and Mr. Weinberg annually at the time of each annual meeting of stockholders, subject to qualification and appointment by the Board of Directors.  While the Company is not a party to such agreement, and neither Mr. Weinberg nor Mr. Berger has a contractual right to a seat on the Board of Directors, the Company has traditionally recognized their agreement to share the board seat.

Mr. Berger had direct or indirect interests in certain transactions involving the Company or its affiliates in the last fiscal year as follows:

1.	The Company has conducted business with certain entities (“RMC Entity” or “RMC Entities”), whose principals include Mr. Berger. Such business was as follows:

a.
The Company provides management, leasing and construction-related services to properties in which RMC Entities have an ownership interest, including an RMC Entity in which Michael Grossman, an executive vice president of the Company, owns an approximate 2.1 percent ownership interest and which RMC Entity has an approximate sixteen (16) percent ownership interest in a property managed by the Company. Mr. Grossman’s interest in this RMC Entity is valued at approximately $216,000. The Company recognized approximately $1.4 million in revenue from all RMC Entities for the year ended December 31, 2010. As of December 31, 2010, the Company had $75,000 in accounts receivable due from RMC Entities.

b.
An RMC Entity leases space at one of the Company’s office properties for approximately 4,860 square feet on a month-to-month basis.  The Company recognized $137,000 in revenue under this lease for the year ended December 31, 2010, and had no accounts receivable due from the RMC Entity as of December 31, 2010.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)           On May 24, 2011, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) to (i) elect four members of the Board of Directors of the Company, (ii) hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, (iii) hold a non-binding advisory vote to select the frequency for holding future advisory votes relating to the compensation of the Company’s named executive officers, and (iv) ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

(b)           At the Annual Meeting, the Company’s stockholders elected the following four Class II directors to serve until the Company’s annual meeting of stockholders to be held in 2014; William L. Mack (Number of shares for: 76,118,065, Number of shares withheld: 517,606, Number of shares abstained: 0, Number of broker non-votes: 5,605,623); Nathan Gantcher (Number of shares for: 76,147,535, Number of shares withheld: 488,137, Number of shares abstained: 0, Number of broker non-votes: 5,605,623); David S. Mack  (Number of shares for: 76,313,563, Number of shares withheld: 322,109, Number of shares abstained: 0, Number of broker non-votes: 5,605,623); and Alan G. Philibosian (Number of shares for: 71,628,152, Number of shares withheld: 5,007,520, Number of shares abstained: 0, Number of broker non-votes: 5,605,623).

            The following directors’ terms of office as directors of the Company continued following the Annual Meeting: Mitchell E. Hersh, Alan S. Bernikow, John R. Cali, Kenneth M. Duberstein, Irvin D. Reid, Vincent Tese and Roy J. Zuckerberg.  In addition, Martin S. Berger was appointed to the Board of Directors to fill the unexpired vacancy of Robert F. Weinberg’s term as a Class III director as further described under Item 5.02 of this Form 8-K.

The Company’s stockholders, on a non-binding advisory basis, also voted upon and approved the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting (Number of shares for: 72,124,313, Number of shares against: 3,408,824, Number of shares abstained: 1,102,535, Number of broker non-votes: 5,605,623).

The Company’s stockholders, on a non-binding advisory basis, also voted upon and selected one year as the frequency for holding future advisory votes on the compensation of the Company’s named executive officers (Number of shares voted for one year: 65,306,844, Number of shares voted for two years: 99,240, Number of shares voted for three years: 10,717,076, Number of shares abstained: 512,512, Number of broker non-votes: 5,605,623).

The Company’s stockholders also voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the ensuing year (Number of shares for: 81,569,346, Number of shares against: 488,535, Number of shares abstained: 183,414).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                MACK-CALI REALTY CORPORATION

Dated:  May 25, 2011                                By:      /s/ Roger W. Thomas
Roger W. Thomas
Executive Vice President,
General Counsel and Secretary

MACK-CALI REALTY, L.P.

By:          Mack-Cali Realty Corporation,
its general partner

Dated:  May 25, 2011                                           By:          /s/ Roger W. Thomas
Roger W. Thomas
Executive Vice President,
General Counsel and Secretary